                                    [PHOTO]









                                                    The First Israel
                                                    Fund, Inc.
                                                    ...........................
                                                    SEMI-ANNUAL REPORT
                                                    MARCH 31, 1997

 CONTENTS

Letter to Shareholders................................................     1

Portfolio Summary.....................................................     7

Schedule of Investments...............................................     8

Statement of Assets and Liabilities...................................    11

Statement of Operations...............................................    12

Statement of Changes in Net Assets....................................    13

Statement of Cash Flows...............................................    14

Financial Highlights..................................................    15

Notes to Financial Statements.........................................    16

Results of Annual Meeting of Shareholders.............................    20

Description of Dividend Reinvestment Plan.............................    21

PICTURED ON THE COVER IS THE CITADEL MUSEUM LOCATED IN JERUSALEM, ISRAEL.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                                                                    May 16, 1997

DEAR SHAREHOLDERS:

We are writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the six months ended March 31, 1997.

At March 31, 1997, total net assets of the Fund were approximately $78.4 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") and the Israeli and Israel-related companies listed and trading in the United States totaled approximately $63.7 million, as compared to approximately $51.9 million on September 30, 1996. The Fund also held investments valued at approximately $11.4 million in unlisted securities of Israeli and Israel-related companies, as compared to approximately $8.6 million on September 30, 1996. In percentage terms, at March 31, 1997, 95.8% of the Fund's net assets was invested in listed and unlisted Israeli and Israel-related equity or equity-linked securities.

At March 31, 1997, net asset value ("NAV") per share was $15.64, as compared to $13.10 at September 30, 1996. The Fund's common stock closed on the New York Stock Exchange on March 31, 1997 at $12.75 per share, representing a discount of 18.5% to the Fund's NAV.

PERFORMANCE

For the six months ended March 31, 1997, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, was 21.2%, versus 20.0% for the Morgan Stanley Capital International Israel Index (the "Index"). We attribute this outperformance to effective stock selection, especially in the financial services sector. In addition, the Fund's overweighting of financial services and insurance, as well as its underweighting of electronics, conglomerates and business/public services, proved most successful.

POLITICAL COMMENTARY

Political conditions in Israel have been problematic, to say the least, since our last report. Investors have been concerned over the apparent breakdown of the peace process, as well as domestic political problems for Prime Minister Benjamin Netanyahu.

Events over the last few months suggest that neither the Israeli government nor Palestinian leaders have acted responsibly. Among other things, the Israelis object that the Palestinian Authority has taken insufficient steps to reduce terrorist activity and has not amended its own constitution both to explicitly recognize Israel and repudiate all anti-Zionist language. The Palestinians cite Israel's failure to withdraw as scheduled from the West Bank as well as related actions such as the decision to begin construction of the Har Homa housing project in an Arab section of Jerusalem. The net result has been that the level of mutual distrust has greatly increased and both sides have stiffened in their bargaining positions.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Difficulties in the peace process are being exacerbated by other, internal developments. The most prominent of these is the accusation that the Netanyahu administration agreed to nominate as Attorney General Roni Bar-On, a candidate favored by the right-wing Shas party, in exchange for Shas's vote to approve the plan to withdraw Israeli troops from the key West Bank town of Hebron. [Note:
Bar-On served less than one day as Attorney General and resigned amid heavy criticism of his qualifications for the post.] After investigating the matter, the Israeli police took the unprecedented step of recommending that Prime Minister Netanyahu be indicted along with several members of his administration. The new Attorney General and state's attorney, however, decided against indicting Netanyahu.

These problems created doubts about the sustainability of the tenuous coalition that gives Netanyahu a slim majority of votes in the Israeli parliament. Compounding these concerns, the possibility of a new "unity" government of Netanyahu's Likud party and the opposition Labor party seems to have receded in light of Labor's recent decision not to re-elect Shimon Peres (Netanyahu's predecessor and a passionate advocate for peace) as its leader.

Our overall view is that both the peace process and Israel's internal issues ultimately can be resolved but will remain sources of periodic tension. It is most appropriate, therefore, to maintain a somewhat longer-term investment perspective.

THE ECONOMY

If political trends were of concern, at least the broad macroeconomic environment provides more encouragement.

Most commentators agree that the key to sustainable long-term growth for Israel's economy (and, we believe, equity prices) is the reduction of its fiscal deficit. The existence of a fiscal deficit keeps interest rates from falling and restricts the nation's ability to save and invest. As a percentage of Gross Domestic Product ("GDP"), Israel's deficit has risen from 1.6% in 1994 to 4.4% in 1996. Measures recently undertaken to reverse this trend appear to be working, however, as the year-to-date deficit through April is running at an annualized rate much lower than the government had forecast. We now expect the deficit to fall to 3.0% of GDP in 1997.

Equally encouraging, interest rates and inflation trends are positive. After rising four times during 1996 to a high of 17.0% in June, the Israeli discount rate has been cut seven times, most recently to 13.9% in late February. Inflation, which rose from 8.1% in 1995 to 10.6% in 1996, is cooling off as well; through April, it ran at a 12-month rate of 9.4%, well within the 7-10% range desired by the government for 1997. We project another two or three cuts in the discount rate this year, with the first to occur perhaps as early as June.

PORTFOLIO STRATEGY

We have positioned the Fund to benefit from the expected decline in interest rates, with significant weightings to financial services and other interest-sensitive sectors. Our strategy also continues to emphasize a deep commitment to the high-technology sector, both via public and privately listed companies.

To better illustrate our investment strategy, we would like to briefly discuss a few of the Fund's specific holdings.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

BANK LEUMI ISRAEL

Bank Leumi Israel ("BLI") is the oldest bank in Israel, having been founded in 1902. It is the nation's second-largest bank in terms of total assets, with a market share of around 30%, just behind the 35% share of Bank Hapoalim Ltd. It is generally acknowledged, furthermore, as the Israeli bank strongest both in private banking and international exposure.

BLI's operations are diversified. In addition to lending and private banking, it owns a mortgage bank and a significant equity stake in Israel's biggest insurance company. It also is Israel's largest mutual fund manager and second-largest manager of provident funds (Israeli pension and life insurance plans). Approximately 60% of total income is interest-based (i.e., comes from lending), while the remaining 40% mainly derives from fee-based activities such as credit cards and various commissions.

We like BLI both as a natural beneficiary of the improving Israeli economy and a successful turnaround story. Throughout the early 1990s, it suffered from a harsh combination of large overseas losses, heavy provisioning for problem loans dating back to the 1980s and high level of inefficiency relative to its peers. New top management was installed in 1995 and a sound recovery plan has been implemented.

The key to BLI's subsequent turnaround and future profitability is its emphasis on cutting costs. Beginning in 1995, it has exited from many non-essential businesses, trimmed and reorganized its international operations, substantially raised the quality of its loans and modestly reduced its workforce. The result is a much more efficient bank that is sharply focused on meeting its customers' needs. Perhaps the highest endorsement of BLI's recovery plan is the fact that Bank Hapoalim Ltd. currently is restructuring itself along similar guidelines.

Going forward, we believe that BLI's concentration on cost-cutting will continue to drive profitability. This is particularly appropriate in the context of the maturity of the Israeli banking business. We also expect that an upcoming sale of shares by the government (which owns about 82% of BLI's equity) will make BLI the TASE's most liquid stock and, in the process, attract increased attention from investors. Overall, our confidence in BLI is such that we have nearly doubled the Fund's position since our last report.

ORBOTECH LTD.

One of the Fund's original holdings is Orbotech Ltd. ("Orbotech"), which develops, manufactures and markets automated inspection systems for printed circuit boards ("PCBs"), as well as related products. We consider Orbotech a fine example of an Israeli technology company that creates innovative products to fill niche-type technological needs and is the world leader in its field.

Orbotech has approximately 70% of the global market in PCB inspection systems (73% of total 1996 sales) and its customers include virtually every major PCB producer. In its second-biggest product line, inspection systems for flat panel displays ("FPDs"), its market share is estimated at about 45%. Orbotech's products, which are installed in PCB

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

and FPD manufacturing facilities, offer users substantial benefits. These include maximization of production yield; cost savings in the forms of detection of defects early in the manufacturing process and the reduction of man-hours required for visual inspection; shortening of production cycles; and minimization of scrap material.

Here's why we believe that Orbotech shares provide an excellent opportunity for long-term appreciation:

HEALTHY PCB OUTLOOK - PCBs are utilized in a wide and growing variety of applications, such as notebook and desktop personal computers, telecommunications equipment, consumer electronics, medical equipment and military/ aerospace electronics. Demand for inspection systems should rise as manufacturers seek to upgrade existing production facilities or add new ones.

INCREASING COMPLEXITY OF PCBS - PCBs are becoming more complex as the individual circuits that occupy them gain in density and technological sophistication. This should create a significant flow of ongoing demand for inspection systems.

GROWTH OF SERVICE REVENUES - Orbotech services the systems it sells. Servicing revenues, which accounted for 31% of total 1996 revenues, should increase as more new systems are sold and existing systems require upgrading or additional maintenance.

POTENTIAL OF FPD - For the last few years, FPDs have been regarded as the next generation of screens for viewing devices such as televisions and computers, but too expensive for general usage. This is in the process of changing, however, as huge additions to production capacity in Japan and Korea should drive down FPD prices to levels competitive with those of standard cathode ray tubes. Analysts project FPD as the area of highest growth potential for Orbotech's products over the next few years.

NEW PRODUCTS - Orbotech is developing and beginning to market several new products. Perhaps the most exciting is the OrboCAR character-recognition system for handwritten and machine-made documents, which the company has only recently introduced. OrboCAR is initially targeted at banks and utilities, which process huge volumes of checks, and provides much higher accuracy and efficiency while substantially reducing labor costs. It is Orbotech's first product designed for application outside the electronics industry.

REDUCED EXPOSURE TO ISRAELI ECONOMY - Orbotech is relatively insulated from exposure to the volatile Israeli economy, as only a small fraction of sales are domestic. Sales are particularly strong in the U.S. and Japan and expected to grow in the Far East.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

OUTLOOK

Looking ahead, political conditions clearly will impact the near- and medium-term prospects for Israeli equities. We note in this context, however, that the various political shocks, over the last few years (e.g., the assassination of Itzchak Rabin, election of Netanyahu, difficulties with peace negotiations) have not prevented the TASE from moving upward. On the contrary, the chart below illustrates that such shocks have created significant buying opportunities:

                               [CHART]
        SOURCE: ING BARINGS

In addition, as we described earlier, the macroeconomic environment is becoming increasingly favorable for equities. Trends in interest rates, inflation, the shekel and the fiscal deficit all are positive.

We also note that external investment into TASE-traded stocks is rising. Foreigners now own $4.4 billion, or 9.9% of the exchange's total capital, up from 9.3% at year-end 1996. Hence, there seems to be a growing willingness to see through the current problems and look for better times ahead. We agree. With current equity valuations discounting much bad news, we anticipate that political issues will become less important and the macroeconomic climate will maintain its solid improvement. This scenario provides clear scope for stocks to appreciate.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

We appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Respectfully,

/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer*

We wish to remind shareholders whose shares are registered in their own names that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Plan is described on pages 21 and 22 of this report.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. Mr. Watt is also Director, President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AS A PERCENT OF NET ASSETS
                                    MARCH 31, 1997   SEPTEMBER 30, 1996
Banking                                       10.08                 6.50
Building Products                              3.84                 3.17
Chemicals                                      3.77                 1.72
Computer Software                              4.13                 4.31
Conglomerates                                  9.85                10.78
Electronics/Electrical Equipment               2.46                 2.41
Financial Services                             3.64                 3.15
Food & Beverages                               4.93                 4.14
Insurance                                      3.23                 2.13
Metal Products                                 2.13                 1.88
Mortgage Banking                               3.97                 3.01
Pharmaceuticals                                7.87                 7.96
Semiconductor & Related Technology             5.65                 7.41
Telecommunications                            10.32                14.99
Venture Capital                                8.17                 3.50
Other                                         11.71                15.17
Cash & Other Assets                            4.25                 7.77

 TOP 10 HOLDINGS, BY ISSUER

                                                                                 Percent of
     Holding                                              Sector                 Net Assets
-------------------------------------------------------------------------------------------
 1.  Teva Pharmaceutical Industries Ltd.             Pharmaceuticals                   6.7
-------------------------------------------------------------------------------------------
 2.  Star Venture Enterprises II                     Venture Capital                   6.3
-------------------------------------------------------------------------------------------
 3.  Bank Leumi Israel                                   Banking                       5.1
-------------------------------------------------------------------------------------------
 4.  Bank Hapoalim Ltd.                                  Banking                       5.0
-------------------------------------------------------------------------------------------
 5.  Zoran Corp.                            Semiconductor & Related Technology         3.9
-------------------------------------------------------------------------------------------
 6.  Koor Industries Ltd.                             Conglomerates                    3.2
-------------------------------------------------------------------------------------------
 7.  F.I.B.I. Holdings Ltd.                         Financial Services                 2.7
-------------------------------------------------------------------------------------------
 8.  Geotek Communications, Inc.                    Telecommunications                 2.5
-------------------------------------------------------------------------------------------
 9.  IDB Holding Corp., Ltd.                          Conglomerates                    2.2
-------------------------------------------------------------------------------------------
10.  Israel Chemicals Ltd.                              Chemicals                      1.9
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    No. of          Value
Description                                         Shares         (Note A)
-----------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-95.75%
 AEROSPACE/DEFENSE EQUIPMENT-0.25%
Elbit Systems Ltd.............................          24,191   $    192,807
                                                                 ------------
 AUTO PARTS-0.86%
Delek Automotive Systems Ltd..................         327,641        671,408
                                                                 ------------
 BANKING-10.08%
Bank Hapoalim Ltd.+...........................       1,995,800      3,935,045
Bank Leumi Israel+............................       2,484,132      3,964,237
                                                                 ------------
                                                                    7,899,282
                                                                 ------------
 BUILDING PRODUCTS-3.84%
Ackerstein Industries Ltd., (Shares 1)+.......           9,000         34,711
Ackerstein Industries Ltd., (Shares 5)+.......          15,424        257,044
Industrial Buildings Corp., Ltd...............         568,200        806,751
Property & Building Corp., Ltd................          15,103      1,103,746
Wolfman Industries Ltd., (Shares 5)+..........          22,800        352,558
Ytong Industries Ltd..........................         182,302        453,512
                                                                 ------------
                                                                    3,008,322
                                                                 ------------
 CHEMICALS-3.77%
Agan Chemical
 Manufacturers Ltd.+..........................          21,531        503,899
Dead Sea Bromine Ltd..........................          30,662        177,525
Israel Chemicals Ltd., (Shares 1)+............       1,390,000      1,488,471
Makhteshim Chemical Works Ltd.+...............         114,632        650,353
Sano-Brunos Enterprises Ltd., (Shares 5)......           7,971        138,598
                                                                 ------------
                                                                    2,958,846
                                                                 ------------
 COMPUTER NETWORKING-0.45%
Madge Networks N.V.+..........................          40,590        352,626
                                                                 ------------
 COMPUTER SOFTWARE-4.13%
ISG International Software
 Group Ltd.+..................................          32,300        323,000
Magic Software Enterprises Ltd.+..............          92,800        626,400
Oshap Technologies Ltd.+......................         177,345        931,061
Sapiens International Corp. N.V.+.............          69,000        258,750

                                                    No. of          Value
Description                                         Shares         (Note A)
-----------------------------------------------------------------------------
 COMPUTER SOFTWARE (CONTINUED)
Tecnomatix Technologies Ltd.+.................          52,900   $  1,097,675
                                                                 ------------
                                                                    3,236,886
                                                                 ------------
 CONGLOMERATES-9.85%
Clal Israel Ltd., (Shares 10).................       1,978,000        560,507
Discount Investment Corp......................           7,000        507,466
Elco Holdings Ltd.............................          23,600        163,739
Elron Electronic Industries Ltd...............          63,356        775,960
Granite Hacarmel
 Investments Ltd..............................         299,660        425,468
IDB Holding Corp., Ltd........................          87,245      1,734,747
Koor Industries Ltd...........................          18,762      1,726,440
                                                  Par (000)
                                                --------------
Koor Industries Ltd., Convertible Note, 1.75%,
 01/31/98*....................................      NIS    600        273,536
Koor Industries Ltd., Convertible Note, 1.75%,
 01/31/99*....................................             600        273,536
Koor Industries Ltd., Convertible Note, 1.75%,
 01/31/00*....................................             600        273,536
                                                    No. of
                                                    Shares
                                                --------------
PEC Israel Economic Corp.+....................          23,000        434,125
The Israel Land
 Development Ltd.+............................         125,173        570,886
                                                                 ------------
                                                                    7,719,946
                                                                 ------------
 ELECTRONICS/ELECTRICAL EQUIPMENT-2.46%
Clal Electronic Industries Ltd................           3,404        336,613
Elbit Ltd.....................................          24,191         51,737
Elco Industries Ltd.+.........................          13,500        226,188
Electra Consumers Products Ltd................          58,658        325,615
Electra Israel Ltd............................          17,500        693,684
Electronics Line Ltd., (Shares 1).............          28,154         47,449
Rada Electronic Industries Ltd.+..............          87,942        247,337
                                                                 ------------
                                                                    1,928,623
                                                                 ------------
 ENERGY SERVICES-1.21%
Delek Israel Fuel Corp., Ltd..................          16,773        492,906
Superbowl Acquisition LDC*=/=+................              36        455,840
                                                                 ------------
                                                                      948,746
                                                                 ------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                    No. of          Value
Description                                         Shares         (Note A)
-----------------------------------------------------------------------------
 FINANCIAL SERVICES-3.64%
Ampal-American Israel, Class A+...............          92,500   $    474,062
Ampal-American Israel, Warrants
 (expiring 02/28/99)+.........................          92,500         14,453
C Holdings Ltd., (Shares 5)+..................          41,625        120,934
F.I.B.I. Holdings Ltd.........................          12,648      2,128,599
Nesuah Trading and Investment in Securities
 Ltd..........................................          72,468        112,620
                                                                 ------------
                                                                    2,850,668
                                                                 ------------
 FOOD & BEVERAGES-4.93%
Blue Square Chain Investments & Properties
 Ltd.+........................................          40,157        386,178
Elite Industries Ltd., (Shares 5).............          28,148        704,445
Israel Salt Industries Ltd....................         208,552        510,105
Mayanot Eden Ltd., (Shares 1).................         149,750        809,834
Shemen Industries Ltd., (Shares A4)+..........           8,213        415,756
SuperSol Ltd., Class B........................         362,726      1,041,925
                                                                 ------------
                                                                    3,868,243
                                                                 ------------
 INDUSTRIAL TECHNOLOGY-1.75%
Cubital Ltd.*+................................         329,278        105,639
Orbotech Ltd.+................................          70,200      1,263,600
                                                                 ------------
                                                                    1,369,239
                                                                 ------------
 INSURANCE-3.23%
Clal Insurance Enterprises Holdings Ltd.,
 (Shares 1)...................................         145,330      1,314,364
Harel-Hamishmar
 Investments Ltd., (Shares 5).................          22,897        987,441
Leumi Insurance Holdings Ltd.+................         349,678        230,511
                                                                 ------------
                                                                    2,532,316
                                                                 ------------
 INVESTMENT & HOLDING COMPANIES-1.86%
Dankner Investments Ltd., (Shares 1)..........         118,973        567,806
GC Holdings Corp., Series K Preferred*+.......         299,513         47,922
GC Holdings Corp., Series L Preferred*+.......         308,432         37,012
Polaris Fund II*=/=+#.........................         250,000        250,000
The Renaissance Fund*=/=......................              60        552,881
                                                                 ------------
                                                                    1,455,621
                                                                 ------------
                                                    No. of          Value
Description                                         Shares         (Note A)
-----------------------------------------------------------------------------
 MEDICAL EQUIPMENT-1.40%
Elbit Medical Imaging Ltd.....................          24,191   $    129,092
Laser Industries Ltd.+........................          81,000        972,000
                                                                 ------------
                                                                    1,101,092
                                                                 ------------
 METAL PRODUCTS-2.13%
Caniel-Israel Can Co., Ltd., (Shares 1).......         105,210        909,780
Cvalim - The Electric Wire & Cable Co. of
 Israel Ltd...................................          73,640        278,305
Klil Industries Ltd., (Shares 1)..............          36,250        196,469
Klil Industries Ltd., (Shares 5)..............          11,404        283,926
                                                                 ------------
                                                                    1,668,480
                                                                 ------------
 MORTGAGE BANKING-3.97%
Discount Mortgage Bank Ltd.+..................          11,198        784,044
Israel Discount Bank Ltd......................         168,150        175,047
Mishkan Hapoalim Mortgage Bank Ltd.+..........           8,288      1,143,484
Tefahot Israel Mortgage
 Bank Ltd.+...................................           1,456      1,011,261
                                                                 ------------
                                                                    3,113,836
                                                                 ------------
 PHARMACEUTICALS-7.87%
Peptor Ltd.*+.................................          56,000        392,000
Taro Pharmaceutical
 Industries Ltd. ADR+.........................          64,210        553,811
Teva Pharmaceutical
 Industries Ltd. ADR..........................          94,200      5,228,100
                                                                 ------------
                                                                    6,173,911
                                                                 ------------
 REAL ESTATE & CONSTRUCTION-0.61%
Africa-Israel Investments Ltd., (Shares 1)+...             550        280,107
Kardan Investments Ltd., (Shares 5)+..........          34,850        202,188
                                                                 ------------
                                                                      482,295
                                                                 ------------
 SEMICONDUCTOR & RELATED TECHNOLOGY-5.65%
DSP Group Inc.+...............................          91,607        847,365
M-Systems Flash Disk
 Pioneers Ltd.+...............................          54,542        279,528

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                    No. of          Value
Description                                         Shares         (Note A)
-----------------------------------------------------------------------------
 SEMICONDUCTOR & RELATED TECHNOLOGY (CONTINUED)
M-Systems Flash Disk
 Pioneers Ltd., Warrants
 (expiring 06/30/98)+.........................          35,021   $     66,376
P.C.B. Ltd....................................          93,572        176,119
Zoran Corp., Series K+........................          99,837      1,609,872
Zoran Corp., Series K*=/=+....................          86,144      1,169,540
Zoran Corp., Series K, Warrants (expiring
 07/30/98)*+..................................          73,045        284,876
                                                                 ------------
                                                                    4,433,676
                                                                 ------------
 STORAGE & WAREHOUSING-0.37%
Israel Cold Storage & Supply Company Ltd.,
 (Shares 5)+..................................          12,524        287,016
                                                                 ------------
 TELECOMMUNICATIONS-10.32%
Bezeq Israeli Telecommunication Corp., Ltd....         285,665        751,548
ECI Telecommunications Ltd....................          63,400      1,172,900
Geotek Communications, Inc.+..................         225,219      1,126,095
Geotek Communications, Inc., Convertible
 Preferred
 Series M, 8.50%*.............................             100        566,211
Geotek Communications, Inc., Convertible
 Preferred
 Series N*+(1)................................             595        295,459
Gilat Satellite Networks Ltd.+................          38,000      1,149,500
Nexus Telecommunication Systems Ltd.+.........          68,933        297,274
Nexus Telecommunication Systems Ltd., Warrants
 (expiring 11/28/97)+.........................          68,933         47,391
NICE-Systems Ltd. ADR+........................          23,600        483,800
Tadiran Ltd. ADR..............................          29,900        740,025
Tadiran Telecommunications Ltd................          33,500        607,188
Teledata Communication Ltd.+..................          47,300        851,400
                                                                 ------------
                                                                    8,088,791
                                                                 ------------
                                                    No. of          Value
Description                                         Shares         (Note A)
-----------------------------------------------------------------------------
 TEXTILES-1.69%
Fibrotec F.M.S. Ltd., (Shares 1)..............          13,538   $     75,471
Lodzia Rotex Textile Co., (Shares 4)..........          21,720        294,916
Polgat Ltd., (Shares B4)+.....................          77,293        210,495
Zikit Textile Dye Print Ltd.+.................          12,000        744,877
                                                                 ------------
                                                                    1,325,759
                                                                 ------------
 TRADING COMPANIES-0.24%
Rapac Electronics Ltd.........................          34,806        187,917
                                                                 ------------
 VENTURE CAPITAL-8.17%
Advent Israel Bermuda Ltd.*=/=+...............       1,000,000      1,040,000
Star Venture Enterprises II*..................               5      4,960,000
Walden Israel Ventures, L.P.*=/=+#............         375,000        405,179
                                                                 ------------
                                                                    6,405,179
                                                                 ------------
 WOOD & PAPER PRODUCTS-1.02%
American Israeli Paper Mills Ltd..............          19,263        797,918
                                                                 ------------
TOTAL INVESTMENTS-95.75%
 (Cost $64,357,755) (Notes A,D)...............................     75,059,449
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-4.25%..........
                                                                    3,330,317
                                                                 ------------
NET ASSETS-100.00%............................................   $ 78,389,766
                                                                 ------------
                                                                 ------------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
=/=        Restricted security (See Note F).
#          As of March 31, 1997, the Fund committed to investing
           additional capital in Walden Israel Ventures, L.P. -
           $125,000 and Polaris Fund II - $750,000.
(1)        With an additional 595 warrants attached, expiring
           06/20/01, with no market value.
ADR        American Depositary Receipts.
NIS        New Israeli Shekel.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $64,357,755) (Note A)...........     $  75,059,449
Cash (Note A)...............................................         3,871,836
Receivables:
  Note......................................................           649,327
  Dividends.................................................           127,217
  Interest..................................................             1,770
Prepaid expenses............................................             9,849
Unamortized organizational costs (Note A)...................            50,824
                                                                 -------------
Total Assets................................................        79,770,272
                                                                 -------------

 LIABILITIES
Payables:
  Advisory fees (Note B)....................................           269,226
  Administration fees (Note B)..............................             8,394
  Israeli capital gains taxes (Note A)......................           944,512
  Other accrued expenses....................................           158,374
                                                                 -------------
Total Liabilities...........................................         1,380,506
                                                                 -------------
NET ASSETS (applicable to 5,012,295 shares of common stock
 outstanding) (Note C)......................................     $  78,389,766
                                                                 -------------
                                                                 -------------

NET ASSET VALUE PER SHARE ($78,389,766  DIVIDED BY
 5,012,295).................................................            $15.64
                                                                 -------------
                                                                 -------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 5,012,295 shares issued and
 outstanding (100,000,000 shares authorized)................     $       5,012
Paid-in capital.............................................        67,477,576
Accumulated net investment loss.............................          (164,505)
Accumulated net realized gain on investments and foreign
 currency related transactions..............................           463,019
Net unrealized appreciation in value of investments and
 translation of other assets and liabilities denominated in
 foreign currency...........................................        10,608,664
                                                                 -------------
Net assets applicable to shares outstanding.................     $  78,389,766
                                                                 -------------
                                                                 -------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.................................................     $     660,335
  Interest..................................................           141,751
  Less: Foreign taxes withheld..............................          (119,297)
                                                                 -------------
  Total Investment Income...................................           682,789
                                                                 -------------
Expenses:
  Investment advisory fees (Note B).........................           502,473
  Custodian fees............................................            83,786
  Audit and legal fees......................................            59,088
  Administration fees (Note B)..............................            43,872
  Printing..................................................            34,904
  Amortization of organizational costs (Note A).............            31,683
  Accounting fees...........................................            29,917
  Directors' fees...........................................            23,186
  Transfer agent fees.......................................            13,728
  NYSE listing fees.........................................             8,052
  Insurance.................................................             7,722
  Other.....................................................             8,883
                                                                 -------------
  Total Expenses............................................           847,294
                                                                 -------------
  Net Investment Loss.......................................          (164,505)
                                                                 -------------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS
Net realized loss from:
  Investments...............................................        (4,666,198)
  Foreign currency related transactions.....................           (56,363)
Net change in unrealized depreciation in value of
 investments and translation of other assets and liabilities
 denominated in foreign currency............................        18,630,250
                                                                 -------------
Net realized and unrealized gain on investments and foreign
 currency related transactions..............................        13,907,689
                                                                 -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $  13,743,184
                                                                 -------------
                                                                 -------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the Six          For the
                                                                    Months           Fiscal Year
                                                                  Ended March           Ended
                                                                   31, 1997         September 30,
                                                                  (unaudited)           1996
                                                                 --------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment loss.......................................     $   (164,505)      $   (450,669)
  Net realized gain/(loss) on investments and foreign
   currency related transactions............................       (4,722,561)         6,923,616
  Net change in unrealized depreciation in value of
   investments and translation of other assets and
   liabilities denominated in foreign currency..............       18,630,250         (6,974,241)
                                                                 -------------      -------------
    Net increase/(decrease) in net assets resulting from
     operations.............................................       13,743,184           (501,294)
                                                                 -------------      -------------
Distributions to shareholders:
  Net realized gain on investments..........................       (1,002,459)                --
                                                                 -------------      -------------
    Total increase/(decrease) in net assets.................       12,740,725           (501,294)
                                                                 -------------      -------------

 NET ASSETS
Beginning of period.........................................       65,649,041         66,150,335
                                                                 -------------      -------------
End of period...............................................     $ 78,389,766       $ 65,649,041
                                                                 -------------      -------------
                                                                 -------------      -------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 DECREASE IN CASH FROM
Operating Activities
    Investment income received..............................     $     598,157
    Operating expenses paid.................................          (842,766)
                                                                 -------------
Net decrease in cash from operating activities..............                        $    (244,609)
Investing Activities
    Purchases of long-term portfolio investments............        (4,834,417)
    Proceeds from disposition of long-term portfolio
     investments............................................         4,127,871
                                                                 -------------
Net decrease in cash from investing activities..............                             (706,546)
Financing Activities
    Notes receivable........................................             3,015
    Cash distributions paid.................................        (1,002,459)
                                                                 -------------
Net decrease in cash from financing activities..............                             (999,444)
                                                                                    -------------
Net decrease in cash........................................                           (1,950,599)
Cash at beginning of period.................................                            5,822,435
                                                                                    -------------
Cash at end of period (Note A)..............................                        $   3,871,836
                                                                                    -------------
                                                                                    -------------

 RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS TO NET DECREASE IN CASH FROM OPERATING
 ACTIVITIES
Net increase in net assets resulting from operations........                        $  13,743,184
Adjustments:
    Increase in dividend and interest receivable............     $     (84,632)
    Decrease in accrued expenses............................           (26,758)
    Decrease in prepaid expenses............................            31,286
Net realized and unrealized gain on investments and foreign
 currency
 related transactions.......................................       (13,907,689)
                                                                 -------------
Net decrease in cash from operating activities..............                          (13,987,793)
                                                                                    -------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES..............                        $    (244,609)
                                                                                    -------------
                                                                                    -------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                     For the Period
                                             For the Six                For the Fiscal                October 29,
                                             Months Ended                Years Ended                     1992*
                                              March 31,                 September 30,                   through
                                                 1997        ------------------------------------    September 30,
                                             (unaudited)       1996         1995          1994            1993
                                             ----------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.......     $13.10          $13.20       $11.74        $15.83         $13.74**
                                             ------------    ---------    ---------    ----------    --------------
Net investment loss........................      (0.03)          (0.09)       (0.10)        (0.28)         (0.07)
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions..............................       2.77           (0.01)        1.56         (3.27)          2.16
                                             ------------    ---------    ---------    ----------    --------------
    Net increase/(decrease) in net assets
     resulting from operations.............       2.74           (0.10)        1.46         (3.55)          2.09
                                             ------------    ---------    ---------    ----------    --------------
Distributions to shareholders:
    Net realized gains on investments and
     foreign currency related
     transactions..........................      (0.20)             --           --         (0.43)            --
    In excess of net realized gains........         --              --           --         (0.11)            --
                                             ------------    ---------    ---------    ----------    --------------
    Total distributions to shareholders....      (0.20)             --           --         (0.54)            --
                                             ------------    ---------    ---------    ----------    --------------
Net asset value, end of period.............     $15.64          $13.10       $13.20        $11.74         $15.83
                                             ------------    ---------    ---------    ----------    --------------
                                             ------------    ---------    ---------    ----------    --------------
Market value, end of period................    $12.750         $11.250      $12.000       $13.250        $17.375
                                             ------------    ---------    ---------    ----------    --------------
                                             ------------    ---------    ---------    ----------    --------------
Total investment return(a).................      15.07%          (6.25)%      (9.43)%      (21.26)%        24.58%
                                             ------------    ---------    ---------    ----------    --------------
                                             ------------    ---------    ---------    ----------    --------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)....    $78,390         $65,649      $66,150       $58,855        $79,274
Ratio of expenses to average net assets....       2.34%(b)        2.23%        2.57%         2.64%          2.41%(b)
Ratio of net investment loss to
 average net assets........................      (0.45)%(b)      (0.68)%      (0.91)%       (2.08)%        (0.50)%(b)
Portfolio turnover rate....................       6.06%          21.68%       22.17%        17.07%         34.80%
Average commission rate per share(c).......    $0.0080         $0.0073           --            --             --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At March 31, 1997, the Fund held 14.52% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $6,731,609 and fair value of $11,383,167. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At March 31, 1997, the interest rate was 5.0625% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. Dividends derived from listed or approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are subject to a 25% withholding tax. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. The Fund records deferred Israeli capital gains taxes on the net unrealized appreciation on unlisted Israeli debt obligations. At

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
March 31, 1997, the Fund had deferred $93,193 in Israeli capital gains taxes on unlisted Israeli debt obligations.

Currently the Fund is reviewing with the Israeli tax authorities the conditions of its original tax ruling, to determine whether that ruling has been preempted by the recent treaty between the U.S. and Israel. If it is determined that the U.S.-Israel treaty does preempt the original tax ruling, then certain Israeli taxes payable by the Fund will no longer apply.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning at the commencement of operations of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser, with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly net assets invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly net assets. For the six months ended March 31, 1997, BEA earned $502,473 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended March 31, 1997, BEA was reimbursed $3,990 for administrative services rendered to the Fund.

Analyst I.M.S. Investment Management Services, Ltd. ("Analyst I.M.S.") and Giza Ltd. ("Giza") serves as the Fund's investment sub-advisers. Pursuant to the sub-advisory agreement, Analyst I.M.S. and Giza are each paid a fee, out of the advisory fee payable to BEA, computed weekly and paid quarterly at an annual rate of 0.20% of the Fund's average weekly net assets. In addition, BEA pays Analyst I.M.S. and Giza, out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $12,500 to each annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended March 31, 1997, the fees earned by Analyst I.M.S. and Giza amounted to $91,073 each.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the six months ended March 31, 1997, BSFM earned $39,882 for administrative services.
 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 5,012,295 shares outstanding at March 31, 1997, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1997 was $64,358,153.

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $10,701,296, was composed of gross appreciation of $19,566,619 for those investments having an excess of value over cost and gross depreciation of $8,865,323 for those investments having an excess of cost over value.

For the six months ended March 31, 1997, purchases and sales of securities, other than short-term investments, were $4,740,394 and $4,075,487, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the six months ended March 31, 1997.

 NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of March 31, 1997, share value of the securities and percentage of net assets which the securities comprise.

                                                                                    FAIR VALUE
                                               NUMBER OF   ACQUISITION                  AT       VALUE PER     PERCENT OF
                  SECURITY                      SHARES        DATES        COST      03/31/97      SHARE       NET ASSETS
--------------------------------------------  -----------  -----------  ----------  ----------  ------------  -------------
Advent Israel Bermuda Ltd...................     650,000     06/16/93   $  530,000  $  676,000  $       1.04         0.86
Advent Israel Bermuda Ltd...................     350,000     06/10/96      350,000     364,000          1.04         0.47
Polaris Fund II.............................     250,000     10/31/96      250,000     250,000          1.00         0.32
Superbowl Acquisition LDC...................          36     10/10/94      279,730     455,840     12,662.22         0.58
The Renaissance Fund........................          60     03/30/94      600,000     552,881      9,214.68         0.71
Walden Israel Ventures, L.P.................      45,000     09/28/93       45,000      48,621          1.08         0.06
Walden Israel Ventures, L.P.................      80,000     11/30/93       80,000      86,438          1.08         0.11
Walden Israel Ventures, L.P.................     125,000     05/24/95      125,000     135,060          1.08         0.17
Walden Israel Ventures, L.P.................     125,000     08/08/96      125,000     135,060          1.08         0.17
Zoran Corp..................................      36,144     12/20/95      253,325     524,540         14.51         0.67
Zoran Corp..................................      50,000     07/31/96       75,000     645,000         12.90         0.82

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On January 16, 1997, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                               FOR       WITHHELD    NON-VOTES
--------------------------------------------------------------------------  ----------  -----------  ----------
Dr. Enrique R. Arzac                                                         3,471,136      60,427    1,480,732
Emilio Bassini *                                                             3,475,861      55,702    1,480,732
Peter A. Gordon                                                              3,462,821      68,742    1,480,732

--------------
* Resigned effective January 1, 1997.

In addition to the directors re-elected at the meeting, Zeev Holtzman, George W. Landau, Jonathan W. Lubell and Steven N. Rappaport continue to serve as directors of the Fund. Richard W. Watt and William W. Priest, Jr. were appointed as directors of the Fund effective February 11, 1997. Daniel Sigg resigned as director of the Fund effective February 11, 1997.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending September 30, 1997.

                                                                   FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                ----------  ---------  ---------  ----------
                                                                 3,461,445     39,578     30,540   1,480,732

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   20

 DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

Pursuant to The First Israel Fund, Inc.'s (the "Fund") Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless The First National Bank of Boston, the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent will make open market purchases on the New York Stock Exchange or elsewhere, and participants will pay the average price paid plus a pro rata portion of commissions. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in

--------------------------------------------------------------------------------
the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends and capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston,
Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
   22

 SUMMARY OF GENERAL INFORMATION

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of March 31, 1997, BEA managed approximately $28.6 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "FtIsrl" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                          BEA ADVISOR FUNDS
SINGLE COUNTRY                            OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)     BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                 BEA Global Telecommunications Fund
The Indonesia Fund, Inc. (IF)             BEA High Yield Fund
The Portugal Fund, Inc. (PGF)             BEA International Equity Fund

MULTIPLE COUNTRY
The Emerging Markets Infrastructure
Fund, Inc. (EMG)
The Emerging Markets Telecommunications
Fund, Inc. (ETF)
The Latin America Equity Fund, Inc.
(LAQ)
The Latin America Investment Fund, Inc.
(LAM)

FIXED INCOME                              For shareholder information or a copy
BEA Income Fund, Inc. (FBF)               of a prospectus for any of the
BEA Strategic Income Fund, Inc. (FBI)     open-end mutual funds please call,
                                          1-800-401-2230.

For closed-end fund information           Visit our website on the Internet:
please call, 1-800-293-1232.              http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the
                                Board of Directors

Richard W. Watt                 President, Chief Investment Officer and Director

Dr. Enrique R. Arzac            Director

Peter A. Gordon                 Director

Zeev Holtzman                   Director

George W. Landau                Director

Jonathan W. Lubell              Director

Steven N. Rappaport             Director

Paul P. Stamler                 Senior Vice President

Michael A. Pignataro            Chief Financial Officer and Secretary

Rachel D. Manney                Vice President and Treasurer

Wendy S. Setnicka               Assistant Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue

New York, NY 10022

This report, including the financial statements herein, is
sent to the shareholders of the Fund for their information.
The financial information included herein is taken from the
records of the Fund without examination by independent
accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any
securities mentioned in this report.                                 [LOGO]

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                                                                   3917-SAR-3/97